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Pioneer
World Equity
Fund


A N N U A L   R E P O R T    3 / 3 1 / 9 7

T a b l e   o f   C o n t e n t s
-----------------------------------------------------------------------------


Letter from the Chairman                                 1
Portfolio Summary                                        2
Performance Update                                       3
Portfolio Management Discussion                          6
Schedule of Investments                                 10
Financial Statements                                    19
Notes to Financial Statements                           25
Report of Independent Public Accountants                30
Trustees, Officers and Service Providers                31
Programs and Services for Pioneer Shareowners           34
The Pioneer Family of Mutual Funds                      37

Pioneer World Equity Fund
LETTER FROM THE CHAIRMAN 3/31/97

D e a r   S h a r e o w n e r ,
 -----------------------------------------------------------------------------


I am pleased to introduce the first annual report for Pioneer World Equity Fund. This report covers the period from the Fund's inception on October 31, 1996, through the close of its fiscal year on March 31, 1997. On behalf of the Fund's investment management team, I thank you for your interest in the Fund.


Pioneer World Equity Fund is a way for investors to participate in the fortunes of a wide assortment of countries and companies. Your management team, with the direction of portfolio manager Patrick Smith, looks for investments they believe will produce strong long-term results. The Fund's portfolio emphasizes established markets and large, leading companies in emerging markets. In this way, the Fund is designed to be fairly conservative
- a good choice as a "core holding" for a variety of investors. Your Fund's i nvestment strategy was successful in this initial period, and the Fund outperformed the overall markets, despite widely varying performance in individual countries.


I encourage you to read on to learn more about your Fund and our efforts to build a solid foundation for long-term success. Please contact your investment representative, or us at 1-800-225-6292, if you have questions about Pioneer World Equity Fund. Thank you for your support.


Respectfully,

/s/ John F. Cogan, Jr.,
    John F. Cogan, Jr.,
    Chairman and President

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Pioneer World Equity Fund
PORTFOLIO SUMMARY 3/31/97

P o r t f o l i o   D i v e r s i f i c a t i o n
 -----------------------------------------------------------------------------
(As a percentage of total investment portfolio)

-------------------------------- [PIE CHART] ----------------------------------
         International Common Stocks                       68.2%
         U.S. Common Stocks                                18.0%
         Short-Term Cash Equivalents                        6.4%
         Depositary Receipts for International Stocks       3.6%
         International Preferred Stocks                     3.3%
         Convertible Securities                             0.5%
-------------------------------------------------------------------------------


G e o g r a p h i c a l   D i s t r i b u t i o n
-----------------------------------------------------------------------------
(As a percentage of equity holdings)

------------------------------- [BAR CHART] ----------------------------------

         United States       19%            Argentina            2%
         Japan               13%            Austria              2%
         France               5%            Finland              2%
         Germany              5%            Indonesia            2%
         Great Britain        5%            Malaysia             2%
         Italy                5%            Mexico               2%
         Netherlands          5%            Norway               2%
         Brazil               4%            Singapore            2%
         Hong Kong            4%            Sweden               2%
         Spain                4%            Belgium              1%
         Australia            3%            China                1%
         Canada               3%            Denmark              1%
         Switzerland          3%            Thailand             1%
-------------------------------------------------------------------------------


1 0   L a r g e s t   H o l d i n g s
 -----------------------------------------------------------------------------
(As a percentage of equity holdings)

1. Louis Dreyfus Citrus             1.25%      6. Telecommunicacoes
                                                   Brasileiras SA
                                                   (Sponsored A.D.R.)     1.16%
2. McDonald's Corp                  1.22       7. Schmalbach Lubeca AG    1.15
3. Schibsted ASA                    1.20       8. Sony Corp.              1.14
4. Canadian Natural Resources Ltd.  1.17       9. First Data Corp.        1.08
5. Banca Popolare de Milano         1.17      10. Cisco Systems, Inc.     1.05

Fund holdings will vary for other periods.

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Pioneer World Equity Fund
PERFORMANCE UPDATE 3/31/97 CLASS A SHARES

S h a r e   P r i c e s    a n d    D i s t r i b u t i o n s
-----------------------------------------------------------------------------

 Net Asset Value
  per Share                  3/31/97        10/31/96
                             $16.67         $15.00
Distributions per Share      Income         Short-Term         Long-Term
  (10/31/96-3/31/97)         Dividends      Capital Gains      Capital Gains
                             $0.0037        $0.0222                 -

I n v e s t m e n t   R e t u r n s
-----------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 investment made n Pioneer World Equity Fund at public offering price, compared to the growth of the Morgan Stanley Capital International (MSCI) World Index.

Cumulative Total Returns
(As of March 31, 1997)

Period               Net Asset       Public Offering
                       Value             Price*
Life-of-Fund           11.32%             4.88%
(10/31/96)

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

---------------------------- [Mountain chart] --------------------------------

                  Growth of $10,000

                                Pioneer World       MSCI World
                                 Equity Fund*         Index
                                -------------       ----------
                  10/96             9,425             10,000
                  11/96            10,101             10,545
                  12/96            10,174             10,361
                  1/97             10,413             10,471
                  2/97             10,627             10,577
                  3/97             10,488             10,353
-------------------------------------------------------------------------------

The MSCI World Index is an unmanaged, capitalization-weighted measure of stocks traded in 22 markets. It includes the United States and all countries in the MSCI EAFE (Europe, Australasia, Far East) Index. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.


Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer World Equity Fund
PERFORMANCE UPDATE 3/31/97 CLASS B SHARES

S h a r e   P r i c e s   a n d   D i s t r i b u t i o n s
-----------------------------------------------------------------------------

 Net Asset Value
  per Share                  3/31/97        10/31/96
                             $16.59         $15.00
Distributions per Share      Income         Short-Term         Long-Term
  (10/31/96-3/31/97)         Dividends      Capital Gains      Capital Gains
                                --              --                 --

I n v e s t m e n t   R e t u r n s
 -----------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer World Equity Fund, compared to the growth of the Morgan Stanley Capital International (MSCI) World Index.

Cumulative Total Returns
(As of March 31, 1997)

Period                 If            If
                      Held       Redeemed*
Life-of-Fund          10.60%        6.60%
(10/31/96)

* Reflects deduction of the maximum
  applicable contingent deferred sales
  charge (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

---------------------------- [Mountain chart] --------------------------------

                  Growth of $10,000

                                Pioneer World       MSCI World
                                 Equity Fund*         Index
                                -------------       ----------
                  10/96             10000           10000
                  11/96             10733           10545
                  12/96             10773           10361
                  1/97              11020           10471
                  2/97              11233           10577
                  3/97              10660           10353

-------------------------------------------------------------------------------



The MSCI World Index is an unmanaged, capitalization-weighted measure of stocks traded in 22 markets. It includes the United States and all countries in the MSCI EAFE (Europe, Australasia, Far East) Index. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.


Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer World Equity Fund
PERFORMANCE UPDATE 3/31/97 CLASS C SHARES

S h a r e   P r i c e s   a n d   D i s t r i b u t i o n s
-----------------------------------------------------------------------------

 Net Asset Value
  per Share                  3/31/97        10/31/96
                             $16.62         $15.00
Distributions per Share      Income         Short-Term         Long-Term
  (10/31/96-3/31/97)         Dividends      Capital Gains      Capital Gains
                             -              -                  -

I n v e s t m e n t   R e t u r n s
-----------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer World Equity Fund, compared to the growth of the Morgan Stanley Capital International (MSCI) World Index.

 Cumulative Total Returns
  (As of March 31, 1997)

Period                  If            If
                       Held       Redeemed*
Life-of-Fund           10.80%        9.80%
(10/31/96)


* Reflects deduction of the 1% contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions.

---------------------------- [Mountain chart] --------------------------------

                  Growth of $10,000
                                Pioneer World       MSCI World
                                 Equity Fund*         Index
                                -------------       ----------
                  10/96           10000              10000
                  11/96           10545              10680
                  12/96           10361              10747
                  1/97            10471              10987
                  2/97            10577              11207
                  3/97            10353              10660

-------------------------------------------------------------------------------



The MSCI World Index is an unmanaged, capitalization-weighted measure of stocks traded in 22 markets. It includes the United States and all countries in the MSCI EAFE (Europe, Australasia, Far East) Index. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.


Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer World Equity Fund
PORTFOLIO MANAGEMENT DISCUSSION 3/31/97

D e a r    S h a r e o w n e r ,
 -----------------------------------------------------------------------------


I am proud to report that Pioneer World Equity Fund is off to a strong start, completing its first (abbreviated) fiscal year with a total return of more than 11% for the five months ended March 31, 1997. These results speak well for the effectiveness of the Fund's emphasis on stocks of mid-sized to large companies we believe have good appreciation potential. While such performance is always welcome, I urge a note of caution and ask you to be mindful of the special risks of investing abroad.

Much of your Fund's success to date can be attributed to its strategic country selection, which we describe in detail later in this report. Our decision to take significant positions in Europe and Latin America and limit investments in Japan, the United States and the emerging markets in the Pacific Rim proved correct. These same factors also explain the Fund's outperformance relative to its benchmark, the Morgan Stanley Capital International (MSCI) World Index, which returned 4.17% for the same time period.


Circling the Globe for Well-Valued Growth Opportunities


For your Fund, we search the globe for long-term capital growth potential. Careful examination of world markets and individual company characteristics helps us identify attractive investment opportunities. We work to take advantage of shifts among markets, strategically adjusting the portfolio to capture what we believe are the best growth possibilities available at any given time. At the end of the fiscal year, 42% of the Fund's assets were invested in Europe, with the Americas and Asia representing 30% and 28%, respectively.

While our "top-down" review of global markets helps us find favorable investment climates on a country-by-country basis, our research-driven, value-oriented approach helps us target stocks at the "right price." We look for prices that are low, relative to the companies' long-term earning

Pioneer World Equity Fund


power. With 161 securities in 26 countries on March 31, the Fund is broadly diversified to reduce volatility and enhance potential for good long-term performance.


European Restructuring - A Foundation For Long-Term Value


Major developments are generating a rising tide of optimism for European investments. Much like their American brethren did just a few years ago, companies in Europe are restoring their ability to compete globally by improving their financial strength and reducing labor costs. With the fruits of restructuring beginning to surface, economies across the Continent are expected to push profitability to higher levels.

Another major development is that arcane regulations and unfavorable tax laws are being lifted, eliminating historical barriers to shareholder value. Furthermore, European corporations are buying-back shares, spinning-off unprofitable divisions and increasing dividends in an effort to build value for their investors. The Fund's positions in Elf Aquitaine (France) and ISS International Service System (Denmark) are already benefiting from these trends.

The Fund is heavily weighted in Spain, France, and Germany, where markets rose in U.S. dollars over the Fund's brief life. However, the Fund did better than the average in these countries - particularly in the financial sector, which responded to falling interest rates and the surge in popularity of pension- and investment-related products.


Seeking Value in U.S. Stocks; Latin American Holdings Surge Forward


The strong performance of overseas investments reinforced our decision to keep U.S. holdings to less than 20%. However, U.S. holdings did produce solid returns, even after the market declines we saw in March. Top performers here include LSI Logic, Student Loan Marketing Association and State Street Bank. In the closing weeks of the period, prices of technology stocks dropped, and we took the opportunity to increase holdings in Cisco Systems and First Data Corp.

Pioneer World Equity Fund
PORTFOLIO MANAGEMENT DISCUSSION 3/31/97 (continued)


Investments in Latin America, about 10% of equity holdings on March 31, proved very advantageous. Holdings in Brazil, Argentina and Mexico climbed 35%, 25% and 10%, respectively, reflecting the creation of globally competitive industries in these emerging markets. Social and political changes - as well as economic liberalization - are fostering a new business-friendly environment, allowing companies to grow faster than in more mature, developed countries. The magnitude and pace of this change should create tremendous growth opportunities going forward. Telecommunications giant Tele- bras (Telecommunicacoes Brasilieras) is just one company benefiting from Brazil's modernization of infrastructure and deregulation.


 Slow Growth Stalls Performance in Asia


Japan's economy remained sluggish - the result of weak consumer spending - and accounts for the Fund's underweighted assets there. Prodded by Prime Minister Hashimoto's efforts to reduce government spending and foster a more open market, Japanese corporations are embarking on painful reorganizations to build their competitiveness. It's our view, however, that such change creates opportunity and, in the right situation, can offer tremendous value for investors with a long-term horizon. In the closing weeks of the period, we increased Japanese holdings from 8% to 13% of equity holdings, reflecting our cautious but increasingly positive outlook.

The emerging countries of the Pacific Rim struggled during the period, especially Thailand and South Korea. While these countries have embraced free-market policies, their performance during the past several months was poor as a result of meager earnings and bankruptcies. While we expect to continue underweighting assets in these two countries, the adoption of free-market economic policies should bode well for their future.

Pioneer World Equity Fund

Diversification, Sound Management Are Keys to Unlocking Potential

Even over the course of the Fund's short life, the benefits of spreading assets among several markets is clear. Consider how the Fund's strong performance in Europe and Latin America offset weaker performance in the U.S. and Asia. Just as different stocks and industries rise and fall according to their internal dynamics, countries and regions also follow distinct patterns.


World markets are brimming with opportunities as the Fund enters its second fiscal year. The transformation of emerging markets into mature, developed economies is a complicated process - but one that creates the potential for rapid growth. And while the established markets of the U.S., Europe and Japan may grow at a slower rate than emerging markets, they offer sound investment prospects as they move through various stages of their economic cycles. Clearly, investing globally involves certain risks - currency fluctuations, political and economic uncertainties, reduced liquidity - especially in emerging markets. However, we're confident that Pioneer World Equity Fund's emphasis on rigorous research, value and a disciplined investment strategy will help deliver satisfying long-term results.


Respectfully,


/s/ Patrick M. Smith
    Patrick M. Smith,
    Portfolio Manager

Pioneer World Equity Fund
SCHEDULE OF INVESTMENTS 3/31/97
    Shares                                                             Value

               INVESTMENT IN SECURITIES - 93.6%
               PREFERRED STOCKS - 3.3%
    300,000    Banco Itau SA                                     $155,197
    350,000    Centrais Electricas Brasileiras S/A                150,666
      2,100    Henkel KGaA                                        115,980
    920,000    Petrobras Distribuidora SA                         182,819
    700,000    Telecommunicacoes de San Paulo SA                  177,759
                                                              --------------
               Total Preferred Stocks
               (Cost $720,526)                                   $782,421
                                                              --------------
               COMMON STOCKS - 89.8%
               Basic Industries - 3.5%
               Chemicals - 0.5%
      2,800    BASF AG                                           $105,895
         25    Ciba Specialty Chemicals AG*                         2,071
                                                              --------------
                                                                 $107,966
                                                              --------------
               Containers - 2.0%
     10,000    NV Koninklijke KNP BT                             $212,868
      1,200    Schmalbach Lubeca AG*                              253,572
                                                              --------------
                                                                 $466,440
                                                              --------------
               Iron & Steel - 0.8%
      2,800    Boehler-Uddeholm AG                               $193,668
                                                              --------------
               Precious Metals - 0.2%
     15,000    Newcrest Mining Ltd.                              $ 49,157
                                                              --------------
               Total Basic Industries                            $817,231
                                                              --------------
               Capital Goods - 9.4%
               Aerospace - 0.4%
      5,500    Doncasters Plc (Sponsored A.D.R.)*                $106,562
                                                              --------------
               Construction & Engineering - 7.4%
      7,500    AGCO Corp.                                        $207,187
     26,000    Cemex, SA (Class B)                                104,761
     70,000    Cheung Kong Infrastructure Holdings*               197,840
      8,000    Clayton Homes, Inc.                                102,000
        550    Hollandsche Beton Groep NV                         125,587
     34,000    Mitsubishi Heavy Industries, Ltd.                  221,440
     13,000    National House Industrial Co.                      150,404
    108,000    Shenzhen Expressway Co. (H Shares)*                 33,799
      8,000    Sho-Bond Corp.                                     201,294

10    The accompanying notes are an integral part of these financial statements.

Pioneer World Equity Fund

    Shares                                                          Value
               Construction & Engineering - (continued)
      2,000    Siam Cement Public Co., Ltd.                     $   52,090
      5,000    Stork NV                                            216,069
        800    VA Technologies AG                                  117,923
                                                              --------------
                                                                $1,730,394
                                                              --------------
               Producer Goods - 1.6%
     26,000    ALFA, SA de CV                                   $  146,075
        600    IWKA AG                                             146,236
      1,000    Sidel, SA                                            78,389
                                                              --------------
                                                                $  370,700
                                                              --------------
               Total Capital Goods                              $2,207,656
                                                              --------------
               Consumer Durables - 3.4%
               Motor Vehicles - 3.4%
      2,500    Autobacs Seven Co., Ltd.                         $  149,676
     24,000    CIADEA SA*                                          106,811
     12,000    Edaran Otomobile Nasional Bhd.                      121,051
      1,200    KTM Motorradholding AG*                              74,762
     21,000    Suzuki Motor Co., Ltd.                              203,883
      1,500    Sylea                                               144,308
                                                              --------------
                                                                $  800,491
                                                              --------------
               Total Consumer Durables                          $  800,491
                                                              --------------
               Consumer Non-Durables - 14.6%
               Agriculture & Food - 2.8%
     40,000    IOI Corp. Bhd.                                   $   66,497
      6,500    Louis Dreyfus Citrus*                               275,263
      2,200    Raision Tehtaat Oy                                  203,855
    500,000    Tingyi Holding Co.*                                 109,051
                                                              --------------
                                                                $  654,666
                                                              --------------

               Home Products - 1.3%
     10,000    Safilo SpA                                       $  183,236
     25,000    Tomkins Plc                                         111,897
                                                              --------------
                                                                $  295,133
                                                              --------------
               Retail Food - 4.0%
      8,000    Centro Comerciales Pryca SA                      $  150,062
     15,900    Cifra SA de CV (Series A)                            21,576
    130,000    Cifra SA de CV (Series C)                           181,979

The accompanying notes are an integral part of these financial statements.    11

Pioneer World Equity Fund
SCHEDULE OF INVESTMENTS 3/31/97 (continued)

    Shares                                                             Value
               Retail Food - (continued)
      1,400    Delhaize-Le Lion, SA                             $   78,139
     15,000    Food Lion, Inc. (Class A)                           122,812
     13,000    Food Lion, Inc. (Class B)                           104,407
      4,500    G.I.B. Holdings Ltd.                                206,686
        300    Metro AG*                                            30,796
      5,000    Metro-Richelieu, Inc.                                51,658
                                                              --------------
                                                                $  948,115
                                                              --------------
               Retail Non-Food - 6.5%
      3,500    American Greetings Corp.                         $  111,781
      5,000    Carmax - Circuit City*                               75,000
     10,000    Daiichi Corp.+                                      145,631
      5,500    Deluxe Corp.                                        178,062
      3,500    Home Depot, Inc.                                    187,250
      2,000    Hoya Corp.                                           89,644
      7,000    Kesko                                               102,935
     16,000    Marks & Spencer Plc                                 128,484
    100,000    PT Matahari Putra Prima                             145,773
      6,000    Toys "R" Us, Inc.*                                  168,000
      8,400    Woolworth Corp.*                                    196,350
                                                              --------------
                                                                $1,528,910
                                                              --------------
               Total Consumer Non-Durables                      $3,426,824
                                                              --------------
               Energy - 4.9%
               Oil & Gas Extraction - 3.0%
     10,700    Canadian Natural Resources Ltd.*                 $  258,977
     10,000    Chesapeake Energy Corp.*                            208,750
        400    Elf Aquitaine SA                                     41,119
      1,500    Norsk Hydro AS                                       75,118
      1,000    OMV AG                                              118,373
                                                              --------------
                                                                $  702,337
                                                              --------------
               Oil Refineries & Drilling - 0.8%
      7,000    YPF SA (Class D) (Sponsored A.D.R.)              $  185,500
                                                              --------------
               Oil Services - 1.1%
      8,000    Bouygues Offshore SA*                            $  213,077
      4,500    Bouygues Offshore SA (Sponsored A.D.R.)*             57,938
                                                              --------------
                                                                $  271,015
                                                              --------------
               Total Energy                                     $1,158,852
                                                              --------------

12   The accompanying notes are an integral part of these financial statements.

Pioneer World Equity Fund

    Shares                                                             Value
                                                              --------------
               Financial - 18.3%
               Commercial Bank - 7.0%
     12,000    Australia & New Zealand Banking Group Ltd.       $   76,017
     46,000    Banca Popolare di Milano                            257,970
      3,000    Banco de Santander SA                               207,043
      2,210    Banco Frances Del Rio Plata SA (A.D.R.)              66,300
      2,700    DePfa-Bank                                          146,686
     40,000    First Bangkok City Bank Public Co., Ltd.             34,290
      5,000    Fokus Bank ASA                                       44,009
        130    Julius Baer Holding AG                              157,466
      1,300    Mellon Bank Corp.                                    94,575
     13,000    Overseas-Chinese Banking Corp., Ltd.                154,794
      1,500    State Street Boston Corp.                           104,063
     24,000    Sumitomo Trust & Banking                            192,233
      3,000    Toronto-Dominion Bank                                75,645
        700    Unidanmark A/S                                       37,578
                                                              --------------
                                                                $1,648,669
                                                              --------------
               Misc. Finance - 2.6%
     55,000    Banca Fideuram SpA                               $  142,510
    180,014    Bank International Indonesia                        136,829
     38,000    Dhana Siam Finance and Securities Public Co.,
               Ltd.                                                 50,877
      2,900    HSBC Holdings Plc                                    67,366
     60,000    MBF Capital Bhd.                                    106,040
      1,100    Student Loan Marketing Association                  104,775
                                                              --------------
                                                                $  608,397
                                                              --------------
               Insurance - 8.2%
      1,500    AMBAC Inc.                                       $   96,750
      4,000    Corporacion Mapfre                                  206,689
     35,000    Dai-Tokyo Fire & Marine Insurance Co.               169,903
      4,800    ING Groep NV                                        189,245
     16,000    Malaysian Assurance Alliance Bhd.                    92,321
     23,000    Mediolanum SpA*                                     204,720
     50,000    National Mutual Asia Ltd.                            52,267
     85,000    National Mutual Holdings Ltd.                       129,283
      8,000    Pohjola Insurance Group (Series B)                  216,748
     11,000    QBE Insurance Group Ltd.                             56,660
     40,000    Reinsurance Australia Corp.                         134,441
     15,000    Storebrand ASA*                                     103,345
        850    Union Des Assurances Federal                        109,941

The accompanying notes are an integral part of these financial statements.   13

Pioneer World Equity Fund
SCHEDULE OF INVESTMENTS 3/31/97 (continued)

    Shares                                                             Value
               Insurance - (continued)
       500     Zurich Versicherungsgesellschaft (Registered)    $  157,675
                                                              --------------
                                                                $1,919,988
                                                              --------------
               Real Estate - 0.4%
    20,000     New World Development Co., Ltd.                  $  107,889
                                                              --------------
               Savings & Loan - 0.1%
     2,000     Abbey National Plc                               $   24,519
                                                              --------------
               Total Financial                                  $4,309,462
                                                              --------------
               Services - 14.0%
               Health & Personal Care - 1.6%
    10,000     Apria Healthcare Group, Inc.*                    $  181,250
    10,000     Biora AB*                                           105,602
     5,000     Biora AB (A.D.R.)*                                  100,000
                                                              --------------
                                                                $  386,852
                                                              --------------
               Hotel/Restaurant - 1.9%
     5,700     McDonald's Corp.                                 $  269,325
    39,000     Overseas Union Enterprise Ltd.                      180,893
                                                              --------------
                                                                $  450,218
                                                              --------------
               Pharmaceuticals - 5.0%
     8,000     Amersham International Plc                       $  162,975
     2,000     Astra AB                                             96,835
    15,000     Daiichi Pharmaceutical Co.                          228,155
    24,000     F.H. Faulding & Co., Ltd.                           141,121
        75     Novartis AG*                                         93,247
     1,000     Novo Nordisk A/S (Class B)                          104,690
        16     Roche Holdings AG                                   138,615
    10,000     Yamanouchi Pharmaceutical Co., Ltd.                 207,120
                                                              --------------
                                                                $1,172,758
                                                              --------------
               Publishing - 1.8%
     9,800     Elsevier NV                                      $  159,464
    13,000     Schibsted ASA                                       264,356
                                                              --------------
                                                                $  423,820
                                                              --------------
               Misc. Services - 3.7%
    17,000     Electrocomponents Plc                            $  112,037
     1,000     Hagemeyer NV                                         85,094
    21,000     Hays Plc                                            188,333
     3,000     ISS International Service System AS (Class B)        87,373

14    The accompanying notes are an integral part of these financial statements.

Pioneer World Equity Fund

    Shares                                                             Value
               Misc. Services - (continued)
     29,000    Rentokil Initial Plc                             $  200,428
        500    SGS Holdings SA                                     191,438
                                                              --------------
                                                                $  864,703
                                                              --------------
               Total Services                                   $3,298,351
                                                              --------------
               Technology - 8.0%
               Business Machines - 0.5%
      5,000    Esselte AB (Series B)                            $  120,213
                                                              --------------
               Computer Services - 2.6%
      5,000    Automatic Data Processing, Inc.                  $  209,375
      7,000    First Data Corp.                                    237,125
      4,000    SunGard Data Systems Inc.*                          174,000
                                                              --------------
                                                                $  620,500
                                                              --------------

               Electronics - 4.9%
      4,800    Cisco Systems, Inc.*                             $  231,000
     24,000    Hitachi, Ltd.                                       213,592
      3,000    LSI Logic Corp.*                                    104,250
      4,000    Mabuchi Motor Co., Ltd.                             197,087
      2,000    Rohm Co., Ltd.                                      147,573
      3,600    Sony Corp.                                          251,942
                                                              --------------
                                                                $1,145,444
                                                              --------------
               Total Technology                                 $1,886,157
                                                              --------------
               Transportation - 0.7%
               Air Transport - 0.7%
     11,000    BAA Plc                                          $   92,496
    300,000    China Eastern Airlines Corp. (H Shares)*             90,015
                                                              --------------
                                                                $  182,511
                                                              --------------
               Total Transportation                             $  182,511
                                                              --------------
               Utilities - 11.4%
               Electric Utility - 1.9%
      9,000    Delmarva Power & Light Co.                       $  165,375
      8,000    Iberdrola SA                                         88,338
        400    Viag AG                                             189,218
                                                              --------------
                                                                $  442,931
                                                              --------------

The accompanying notes are an integral part of these financial statements.   15

Pioneer World Equity Fund

    Shares                                                             Value
               Gas Utility - 1.1%
      1,700    Consolidated Natural Gas Co.                    $    85,638
     90,000    Hong Kong and China Gas Co., Ltd.                   168,996
                                                              --------------
                                                               $   254,634
                                                              --------------
               Telecommunications - 8.4%
      7,000    Advanced Information Service, Plc               $    59,873
      1,400    Alcatel Alsthom SA                                  169,107
      1,700    BCE, Inc.                                            78,116
         25    DDI Corp.                                           157,969
     18,000    Glenayre Technologies, Inc.*                        177,750
      4,200    Lucent Technologies, Inc.                           221,550
      9,000    Manitoba Telecom Services Inc.                       89,408
     10,000    PictureTel Corp.*                                   118,750
     65,000    PT Telekomunikasi Indonesia (Series B)               99,490
     18,000    Stet Societa' Finanziaria Telefonica SpA
               (Non-voting)                                         63,914
     32,000    Technology Resources Industries Bhd.*                69,725
      1,700    Telecom Argentina Stet-France Telecom SA
               (Sponsored A.D.R.)                                   78,200
     72,000    Telecom Italia SpA                                  180,081
      2,500    Telecommunicacoes Brasileiras SA (Sponsored
               A.D.R.)                                             255,938
      7,000    Telefonica de Espana SA                             169,209
                                                              --------------
                                                               $ 1,989,080
                                                              --------------
               Total Utilities                                 $ 2,686,645
                                                              --------------
               Miscellaneous - 1.6%
      9,000    Hutchinson Whampoa Ltd.                         $    67,657
    100,000    PT Bimantara Citra                                  129,113
     60,000    Wing Tai Holdings Ltd.                              176,947
                                                              --------------
               Total Miscellaneous                             $   373,717
                                                              --------------
               Total Common Stocks
               (Cost $20,916,749)                              $21,147,897
                                                              --------------

               WARRANTS - 0.0%
      8,892    Bank International Indonesia (1/17/00)*         $     3,148
                                                              --------------
               Total Warrants
               (Cost $2,552)                                   $     3,148
                                                              --------------

16    The accompanying notes are an integral part of these financial statements.

Pioneer World Equity Fund

  Principal
   Amount                                                                Value
             DEBT OBLIGATIONS - 0.5%
             Corporate Bonds - 0.5%
             Consumer Durables - 0.5%
 $  102,000                 Qingling Motors Inc., 3.50%, 1/22/02   $   107,355
                                                                   -------------
             Total Corporate Bonds                                 $   107,355
                                                                   -------------
             Total Debt Obligations
             (Cost $102,000)                                       $   107,355
                                                                   -------------
             TOTAL INVESTMENT IN SECURITIES
             (Cost $21,741,827)(a)                                 $22,040,821
                                                                   -------------
             TEMPORARY CASH INVESTMENT - 6.4%
             Repurchase Agreement - 6.4%
  1,500,000  Aubrey Lanston, 3/31/97, 6.1%, repurchase price of
             $1,500,000 plus accrued interest on 4/1/97,
             collateralized by $1,586,000 U.S. Treasury Bill,
             11/13/97                                              $ 1,500,000
                                                                   -------------
             TOTAL TEMPORARY CASH INVESTMENTS
             (Cost $1,500,000)                                     $ 1,500,000
                                                                   -------------
             TOTAL INVESTMENT IN SECURITIES AND TEMPORARY CASH
             INVESTMENT - 100%
             (Cost $23,241,827)(b)                                 $23,540,821
                                                                   =============

  * Non-income producing security.

  + On April 1, 1997, the company changed its name to Deodeo Corp.

(a) Distribution of investments by country of issue, as a percentage of total investment in securities, is as follows:

    United States                       19.2%
    Japan                               13.3
    Great Britain                        5.1
    France                               4.9
    Italy                                4.7
    Germany                              4.5
    Netherlands                          4.5
    Brazil                               4.2
    Spain                                3.7
    Hong Kong                            3.7
    Switzerland                          3.4
    Australia                            2.7
    Canada                               2.5
    Finland                              2.4
    Austria                              2.3
    Indonesia                            2.3
    Singapore                            2.3
    Norway                               2.2
    Mexico                               2.1

The accompanying notes are an integral part of these financial statements.   17

Pioneer World Equity Fund
SCHEDULE OF INVESTMENTS 3/31/97 (continued)

    Malaysia                              2.1
    Argentina                             2.0
    Sweden                                1.9
    Belgium                               1.3
    Denmark                               1.0
    Others (individually less than
      1%)                                 1.7
                                       --------
                                        100.0%
                                       ========

(b) At March 31, 1997, the net unrealized gain on investments based on cost for federal income tax purposes of $23,247,879 was as follows:


    Aggregate gross unrealized gain for all investments in which
      there is an excess of value over tax cost                    $ 964,826
    Aggregate gross unrealized loss for all investments in which
      there is an excess of tax cost over value                     (671,884)
                                                                   ----------
    Net unrealized gain                                            $ 292,942
                                                                   ==========


Purchases and sales of securities (excluding temporary cash investments) for the period ended March 31, 1997 aggregated $22,577,158 and $951,810, respectively.

18   The accompanying notes are an integral part of these financial statements.

Pioneer World Equity Fund

BALANCE SHEET 3/31/97

ASSETS:
Investment in securities, at value (including temporary
  cash investment of $1,500,000)(cost $23,241,827)        $23,540,821
Cash                                                           61,989
Receivables -
 Fund shares sold                                             733,632
 Dividends, interest and foreign taxes withheld                28,838
 Forward foreign currency settlement contracts - net            8,221
Due from Pioneering Management Corporation                     13,021
Other                                                           1,155
                                                        ---------------
   Total assets                                           $24,387,677
                                                        ---------------
LIABILITIES:
Payables -
 Investment securities purchased                          $   915,145
 Fund shares repurchased                                        8,943
Due to affiliates                                              14,988
Accrued expenses                                               54,771
                                                        ---------------
   Total liabilities                                      $   993,847
                                                        ---------------
NET ASSETS:
Paid-in capital                                           $22,988,367
Accumulated net investment loss                                (2,598)
Accumulated undistributed net realized gain on
  investments and foreign currency transactions               109,019
Net unrealized gain on investments                            298,994
Net unrealized gain on forward foreign currency
  contracts and other assets and liabilities
  denominated in foreign currencies                                48
                                                        ---------------
   Total net assets                                       $23,393,830
                                                        ===============
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
 Class A (based on $17,723,559/1,063,183 shares)          $     16.67
                                                        ===============
 Class B (based on $5,305,692/319,898 shares)             $     16.59
                                                        ===============
 Class C (based on $364,579/21,934 shares)                $     16.62
                                                        ===============
MAXIMUM OFFERING PRICE:
 Class A                                                  $     17.69
                                                        ===============

The accompanying notes are an integral part of these financial statements.   19

Pioneer World Equity Fund
STATEMENT OF OPERATIONS
For the Period from 10/31/96 (Commencement of Operations) to 3/31/97

INVESTMENT INCOME:
Dividends (net of foreign taxes withheld of
  $4,545)                                            $ 55,016
Interest (net of foreign taxes withheld of $3)         33,894
                                                    -----------
   Total investment income                                       $ 88,910
                                                                -----------
EXPENSES:
Management fees                                      $ 47,472
Transfer agent fees
 Class A                                                9,747
 Class B                                                3,579
 Class C                                                  504
Distribution fees
 Class A                                                8,419
 Class B                                               10,347
 Class C                                                  827
Accounting                                             22,354
Custodian fees                                         26,100
Registration fees                                      26,213
Professional fees                                      17,951
Printing                                                3,144
Fees and expenses of nonaffiliated trustees             3,661
Miscellaneous                                           4,687
                                                    -----------
   Total expenses                                                $185,005
   Less management fees waived and expenses
     reimbursed by Pioneering Management
     Corporation                                                  (87,035)
   Less fees paid indirectly                                       (2,817)
                                                                -----------
   Net expenses                                                  $ 95,153
                                                                -----------
    Net investment loss                                          $ (6,243)
                                                                -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
 Investments                                         $116,479
 Forward foreign currency contracts and other
  assets and liabilities denominated in foreign
  currencies                                           (2,033)   $114,446
                                                    ----------- -----------
Change in net unrealized gain from:
 Investments                                         $298,994
 Forward foreign currency contracts and other
  assets and liabilities denominated in foreign
  currencies                                               48    $299,042
                                                    ----------- -----------
 Net gain on investments and foreign currency
   transactions                                                  $413,488
                                                                -----------
 Net increase in net assets resulting from
  operations                                                     $407,245
                                                                ===========

20   The accompanying notes are an integral part of these financial statements.

Pioneer World Equity Fund
STATEMENT OF CHANGES IN NET ASSETS
For the period from 10/31/96 (Commencement of Operations) to 3/31/97

FROM OPERATIONS:
Net investment loss                                            $    (6,243)
Net realized gain on investments                                   114,446
Change in net unrealized gain on investments
  and foreign currency transactions                                299,042
                                                             ---------------
  Net increase in net assets resulting from
    operations                                                 $   407,245
                                                             ---------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
  Class A ($0.00 per share)                                    $    (1,226)
Net realized gain:
  Class A ($0.03 per share)                                         (7,460)
                                                             ---------------
   Total distributions to shareholders                         $    (8,686)
                                                             ---------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                               $25,408,485
Reinvestment of distributions                                        8,577
Cost of shares repurchased                                      (2,721,791)
                                                             ---------------
  Net increase in net assets resulting from
    fund share transactions                                    $22,695,271
                                                             ---------------
  Net increase in net assets                                   $23,093,830
NET ASSETS:
Beginning of period (initial capitalization -
  20,001 shares)                                                   300,000
                                                             ---------------
End of period (including accumulated net
  investment loss of $2,598)                                   $23,393,830
                                                             ===============

                                               '97 Shares       '97 Amount
CLASS A
Shares sold                                     1,164,983      $19,052,048
Reinvestment of distributions                         542            8,577
Less shares repurchased                          (109,009)      (1,752,377)
                                               -----------     ------------
  Net increase                                  1,056,516      $17,308,248
                                               ===========     ============

CLASS B
Shares sold                                       373,327      $ 6,095,061
Less shares repurchased                           (60,096)        (961,072)
                                               -----------     ------------
  Net increase                                    313,231      $ 5,133,989
                                               ===========     ============

CLASS C
Shares sold                                        15,778      $   261,376
Less shares repurchased                              (511)          (8,342)
                                               -----------     ------------
  Net increase                                     15,267      $   253,034
                                               ===========     ============

The accompanying notes are an integral part of these financial statements.   21

Pioneer World Equity Fund
FINANCIAL HIGHLIGHTS 3/31/97

                                                         10/31/96 to
                                                           3/31/97
CLASS A
Net asset value, beginning of period                       $ 15.00
                                                         -------------
Increase from investment operations:
 Net investment income                                     $  0.01
 Net realized and unrealized gain on investments and
  foreign currency  transactions                              1.69
                                                         -------------
  Net increase from investment operations                  $  1.70
Distributions to shareholders:
 Net realized gain                                           (0.03)
                                                         -------------
Net increase in net asset value                            $  1.67
                                                         -------------
Net asset value, end of period                             $ 16.67
                                                         =============
Total return*                                                11.32%
Ratio of net expenses to average net assets                   1.80%**+
Ratio of net investment income to average net assets          0.08%**+
Portfolio turnover rate                                         18%**
Average commission rate paid(1)                            $0.0128
Net assets, end of period (in thousands)                   $17,723
Ratio assuming no waiver of management fees and
  assumption of expenses by PMC and no reduction for
  fees paid indirectly:
 Net expenses                                                 3.70%**
 Net investment loss                                         (1.82)%**
Ratio assuming waiver of management fees and assumption
  of expenses by PMC and reduction for fees paid
  indirectly:
 Net expenses                                                 1.75%**
 Net investment income                                        0.13%**

  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

 ** Annualized.

  + Ratio assuming no reduction for fees paid indirectly.

(1) Amount may fluctuate from period to period as a result of portfolio transactions executed in different markets where trading practices and commission rate structures may vary.

22   The accompanying notes are an integral part of these financial statements.

Pioneer World Equity Fund
FINANCIAL HIGHLIGHTS 3/31/97

                                                         10/31/96 to
                                                           3/31/97
CLASS B
Net asset value, beginning of period                       $ 15.00
                                                         -------------
Increase (decrease) from investment operations:
 Net investment loss                                       $ (0.03)
 Net realized and unrealized gain on investments and
  foreign currency transactions                               1.62
                                                         -------------
Net increase in net asset value                            $  1.59
                                                         -------------
Net asset value, end of period                             $ 16.59
                                                         =============
Total return*                                                10.60%
Ratio of net expenses to average net assets                   2.85%**+
Ratio of net investment loss to average net assets           (0.99)%**+
Portfolio turnover rate                                         18%**
Average commission rate paid(1)                            $0.0128
Net assets, end of period (in thousands)                   $ 5,306
Ratios assuming no waiver of management fees and
  assumption of expenses by PMC and no reduction for
  fees paid indirectly:
 Net expenses                                                 4.51%**
 Net investment loss                                         (2.65)%**
Ratios assuming waiver of management fees and
  assumption of expenses by PMC and reduction for fees
  paid indirectly:
 Net expenses                                                 2.77%**
 Net investment loss                                         (0.91)%**

  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

 ** Annualized.

  + Ratio assuming no reduction for fees paid indirectly.

(1) Amount may fluctuate from period to period as a result of portfolio transactions executed in different markets where trading practices and commission rate structures may vary.

The accompanying notes are an integral part of these financial statements.    23

Pioneer World Equity Fund
FINANCIAL HIGHLIGHTS 3/31/97

                                                         10/31/96 to
                                                           3/31/97
CLASS C
Net asset value, beginning of period                       $ 15.00
                                                         -------------
Increase (decrease) from investment operations:
 Net investment loss                                       $ (0.07)
 Net realized and unrealized gain on investments and
  foreign currency transactions                               1.69
                                                         -------------
Net increase in net asset value                            $  1.62
                                                         -------------
Net asset value, end of period                             $ 16.62
                                                         =============
Total return*                                                10.80%
Ratio of net expenses to average net assets                   3.74%**+
Ratio of net investment loss to average net assets           (1.77)%**+
Portfolio turnover rate                                         18%**
Average commission rate paid(1)                            $0.0128
Net assets, end of period (in thousands)                   $   365
Ratios assuming no waiver of management fees and
  assumption of expenses by PMC and no reduction for
  fees paid indirectly:
 Net expenses                                                 4.91%**
 Net investment loss                                         (2.94)%**
Ratios assuming waiver of management fees and
  assumption of expenses by PMC and reduction for fees
  paid indirectly:
 Net expenses                                                 3.69%**
 Net investment loss                                         (1.72)%**

  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

 ** Annualized.

  + Ratio assuming no reduction for fees paid indirectly.

(1) Amount may fluctuate from period to period as a result of portfolio transactions executed in different markets where trading practices and commission rate structures may vary.


24   The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS 3/31/97

1. Organization and Significant Accounting Policies

Pioneer World Equity Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was organized on July 26, 1996 and commenced operations on October 31, 1996. Prior to October 31, 1996, the Fund had no operations other than those relating to organizational matters and the initial capitalization of the Fund by Pioneer Funds Distributor, Inc. (PFD). The investment objective of the Fund is to seek long-term growth of capital.

The Fund offers three classes of shares - Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareholders, respectively.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation

Security transactions are recorded on trade date. Each day, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign secu-rities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. Temporary cash investments are valued at amortized cost.

The Fund's investments in emerging markets or countries with limited or developing markets may subject the Fund to greater degree of risk than in a developed market. Risks associated with these developing markets include political, social or economic factors and may affect the price of the Fund's investments and income generated by these investments, as well as the Fund's ability to repatriate such amounts.

B. Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. Forward Foreign Currency Contracts

The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

As of March 31, 1997, the Fund had no outstanding portfolio hedges. The Fund's gross forward foreign currency settlement contracts receivable and payable were $838,915 and $830,694, respectively, resulting in a net receivable of $8,221 as of March 31, 1997.

D. Federal Income Taxes

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

The Fund has reclassified from paid-in capital $4,871 and $2,033 to accumulated net investment loss and accumulated undistributed net realized gain on investments, respectively. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

E. Fund Shares

The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by PFD, the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $1,873 in underwriting commissions on the sale of fund shares during the period ended March 31, 1997.

F. Class Allocations

Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

G. Repurchase Agreements

With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneering Management Corporation (PMC), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PMC manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 1.00% of the Fund's average daily net assets up to $300 million; 0.85% of the next $200 million; and 0.75% of the excess over $500 million.

PMC has agreed not to impose a portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit Class A expenses to 1.75% of the average daily net assets attributable to Class A shares; the portion of the Fund-wide expenses attributable to Class B and Class C shares will be reduced only to the extent that such expenses are reduced for Class A shares. PMC's agreement is voluntary and temporary and may be revised or terminated at any time.

In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund.

3. Transfer Agent

PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $4,051 in transfer agent fees payable to PSC at March 31, 1997.

4. Distribution Plans

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $10,937 in distribution fees payable to PFD at March 31, 1997.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSC are paid to PFD.

5. Expense Offsets

The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the period ended March 31, 1997, the Fund's expenses were reduced by $2,817 under such arrangements.

Pioneer World Equity Fund
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

T o   t h e   S h a r e h o l d e r s   a n d    t h e   B o a r d   o f
T r u s t e e s   o f   P i o n e e r   W o r l d   E q u i t y   F u n d :


We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer World Equity Fund as of March 31, 1997, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from October 31, 1996 to March 31, 1997. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer World Equity Fund as of March 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the period from October 31, 1996 to March 31, 1997, in conformity with generally accepted accounting principles.


ARTHUR ANDERSEN LLP

Boston, Massachusetts
May 2, 1997

Pioneer World Equity Fund
TRUSTEES, OFFICERS AND SERVICE PROVIDERS

Trustees                                    Officers

John F. Cogan, Jr.                          John F. Cogan, Jr., Chairman and
Richard H. Egdahl, M.D.                      President
Margaret B.W. Graham                        David D. Tripple, Executive Vice
John W. Kendrick                            President
Marguerite A. Piret                         Patrick M. Smith, Vice President
David D. Tripple                            William H. Keough, Treasurer
Stephen K. West                             Joseph P. Barri, Secretary
John Winthrop

Investment Adviser
Pioneering Management Corporation

Custodian
Brown Brothers Harriman & Co.

Independent Public Accountants
Arthur Andersen LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneering Services Corporation

                          This page for your notes.

                          This page for your notes.

PROGRAMS AND SERVICES FOR PIONEER SHAREONWERS

Your investment representative can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-800-225-6292.

FactFone(SM)

Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.

90-Day Reinstatement Privilege (for Class A Shares)

Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 90 days of your redemption. You have the choice of investing in any Pioneer fund, as long as you meet its minimum investment requirement.

Investomatic Plan

An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.

Payroll Investment Program (PIP)

Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

Automatic Exchange Program

A simple way to move money from a money market or bond fund into a stock fund over a period of time. Just invest a lump sum in a Pioneer money market fund or bond fund. Then, select the Pioneer equity fund or funds you wish to invest in, and choose the amounts and dates for Pioneer to sell shares of your money market or bond fund and use the proceeds to buy shares of the Pioneer equity fund you have chosen. Over time, your original investment will be shifted to your Pioneer equity fund.

Directed Dividends

Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

Direct Deposit

Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

Systematic Withdrawal Plan (SWP)

Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available only for accounts with a value of $10,000 or more.)

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                          This page for your notes.

 THE PIONEER FAMILY OF MUTUAL FUNDS

Growth Funds                                Income Funds
Global/International                        Taxable
                                            Pioneer America Income Trust
Pioneer Emerging Markets Fund               Pioneer Bond Fund
Pioneer Europe Fund                         Pioneer Short-Term Income Trust*
Pioneer Gold Shares
Pioneer India Fund                          Tax-Exempt
Pioneer International Growth Fund           Pioneer Intermediate Tax-Free
Pioneer World Equity Fund                   Fund
                                            Pioneer Tax-Free Income Fund
United States
                                            Money Market Fund
Pioneer Capital Growth Fund                 Pioneer Cash Reserves Fund
Pioneer Growth Shares
Pioneer Micro-Cap Fund*
Pioneer Mid-Cap Fund
Pioneer Small Company Fund

Growth and Income Funds

Pioneer Balanced Fund
Pioneer Equity-Income Fund
Pioneer Fund
Pioneer Real Estate Shares
Pioneer II

*Offers Class A and B Shares only

HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

You can call us for:

Account information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176

Telecommunications Device for the Deaf (TDD)                    1-800-225-1997

Or write to us at:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109

Our toll-free fax                                               1-800-225-4240

Our Internet e-mail address                               ask.pioneer@piog.com
(for general questions about Pioneer only)

This report must be preceded or accompanied by a current
Fund prospectus.

[Pioneer logo] Pioneer Funds Distributor, Inc.
               60 State Street
               Boston, Massachusetts 02109

                 0597-4098
             (C) Pioneer Funds Distributor, Inc.
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